United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2005

Hercules Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001
(Address of principal executive offices) (Zip Code)

(302) 594-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

    On December 29, 2005, Aqualon, a business unit of Hercules Incorporated (“Hercules”), entered into an agreement pursuant to which Aqualon will purchase the guar and guar derivative manufacturing business of Benchmark Polymer Products, L.P., a subsidiary of Benchmark Performance Group, Inc. (“Benchmark”). Additionally, Aqualon will acquire an equity position in Benchmark. Hercules issued a news release announcing the transactions on January 4, 2006, which is attached as an exhibit hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 News Release of Hercules Incorporated dated January 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 5, 2006	By:	HERCULES INCORPORATED

/s/ Allen A. Spizzo
Allen A. Spizzo
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	News Release of Hercules Incorporated dated January 4, 2006

4